Sandalwood Opportunity Fund

Class A Shares: SANAX

Class C Shares: SANCX

Class I Shares: SANIX

a series of Northern Lights Fund Trust

Supplement dated July 20, 2016 to the

Statement of Additional Information (“SAI”) dated January 28, 2016

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Following the Board's review and approval of an interim sub-advisory agreement, CCM Partners (d/b/a Shelton Capital Management) (“Shelton”) has replaced Acuity Capital Management, LLC (“Acuity”) as a sub-adviser to the Fund. The final sub-advisory agreement with Shelton is subject to shareholder review and approval.

The following information with respect to Shelton is hereby included under the relevant headings throughout the Statement of Additional Information and replaces any information related to Acuity. Any additional references to “Acuity” are replaced with “Shelton”.

Sub-Advisers

Shelton Capital Management, 1050 17th Street, Suite 1710, Denver, CO 80265, is a California limited partnership. Subject to the authority of the Board of Trustees and Princeton, Shelton Capital Management is responsible for management of a portion of the Fund’s investment portfolio and making investments according to the Fund’s investment objective, policies and restrictions. Shelton was established in 1985 for the purpose of sub-advising registered investment companies. As of June 30, 2016, Shelton Capital Management had approximately $1.4 billion in assets under management.

PORTFOLIO MANAGERS

The following table lists the number and types of accounts managed by the Shelton Capital Management (“Shelton”) portfolio managers in addition to those of the Fund and assets under management in those accounts as of July 1, 2016. The following reflects all accounts managed by such portfolio managers.

David Harris Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	3	76.7	0	0
Other Pooled Investment Vehicles	1	10.8	1	10.8
Other Accounts	0	0	0	0
John Harnisch Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	3	76.7	0	0
Other Pooled Investment Vehicles	1	10.8	1	10.8
Other Accounts	0	0	0	0

Conflicts of Interest

In general, when a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, the adviser, primary sub-adviser or a sub-adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. The procedures to address conflicts of interest, if any, are described below for each portfolio manager.

Deer Park, MidOcean and Shelton all have the responsibility for managing multiple client accounts and, as such, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, Deer Park, MidOcean and Shelton may receive fees from certain client accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts.

Deer Park, MidOcean and Shelton and their associates attempt to avoid conflicts of interest that may arise as a result of the management of multiple client accounts. From time to time, Deer Park, MidOcean and Shelton may recommend or cause a client to invest in a security in which another client of Deer Park, MidOcean and Shelton has an ownership position. Deer Park, MidOcean and Shelton have adopted certain procedures intended to treat all client accounts in a fair and equitable manner. To the extent that Deer Park, MidOcean and Shelton seek to purchase or sell the same security for multiple client accounts, Deer Park, MidOcean and Shelton may aggregate, or bunch, these orders where it deems this to be appropriate and consistent with applicable regulatory requirements. When a bunched order is filled in its entirety, each participating client account will participate at the average share prices for the bunched order. When a bunched order is only partially filled, the securities purchased will be allocated on a pro-rata basis to each account participating in the bunched order based upon the initial amount requested for the account, subject to certain exceptions. Each participating account will receive the average share price for the bunched order on the same business day.

Compensation

For his services as portfolio manager to the Fund, David Harris, a portfolio manager of Shelton, receives a fixed salary, discretionary bonus, and also shares in profits of the firm, if any.

For his services as portfolio manager to the Fund, John Harnisch, a portfolio manager of Shelton, receives a fixed salary, discretionary bonus, and also shares in profits of the firm, if any.

This Supplement, and the Prospectus and Statement of Additional Information both dated January 28, 2016 (as supplemented), provide relevant information for all shareholders and should be retained for future reference. The Prospectus and the Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-888-868-9501.